STATEMENT OF OPERATIONS (USD $)	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008	Dec. 31, 2007
REVENUES
Sales
Cost of Sales
GROSS PROFIT
OPERATING EXPENSES
General and administrative expenses	78,867	99,635	214,307	67,221	68,503
TOTAL OPERATING EXPENSES	78,867	99,635	214,307	67,221	68,503
OPERATING INCOME (LOSS)	(78,867)	(99,635)	(214,307)	(67,221)	(68,503)
INCOME FROM CONTINUING OPERATIONS	(78,867)	(99,635)	(214,307)	(67,221)	(68,503)
NET INCOME (LOSS)	(78,867)	(99,635)	(214,307)	(67,221)	(68,503)
OTHER COMPREHENSIVE (LOSS) INCOME
COMPREHENSIVE LOSS	$ (78,867)	$ (99,635)	$ (214,307)	$ (67,221)	$ (68,503)
NET LOSS COMMON PER SHARE
Basic and Fully Dilluted	$ (0.05)	$ (0.1)	$ (0.25)	$ (0.08)	$ (0.08)
WEIGHTED AVERAGE COMMON SHARES OUTSTANDING, BASIC AND DILUTED	1,569,390	950,798	872,551	825,470	825,301